NUVEEN SHORT TERM BOND FUND

SUPPLEMENT DATED APRIL 4, 2011

TO THE PROSPECTUS DATED MARCH 21, 2011

In the second sentence of the sixth paragraph of the section “Fund Summaries – Nuveen Short Term Bond Fund – Principal Investment Strategies” in the prospectus, the correct percentage of the fund’s total assets that may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality is up to 20%, as referenced in the first sentence of the second paragraph of that section. The reference in the second sentence of the sixth paragraph of the section of up to 10% is incorrect.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FINCP-0311P